U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2007

GENERAL STEEL HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada	333-105903	412079252
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 2315, Kun Tai International Mansion Building, Yi No 12, Chao Yang Men Wai Ave., Chao Yang District, Beijing	100020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-86- (10) 58797346

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “we”, “us”, “our”, “our company” or “GSHO” refer to General Steel Holdings, Inc., a Nevada corporation.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On October 3, 2007, General Steel Holdings, Inc. will begin trading on the American Stock Exchange under the symbol “GSI.”

GSHO is currently quoted on the Over-the-Counter Bulletin Board of the National Association of Securities Dealers, Inc. under the symbol “GSHO.OB.”

GSHO’s press release with respect to this announcement is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of General Steel Holdings, Inc., dated September 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2007

GENERAL STEEL HOLDINGS, INC.

By:	/s/ YU Suosheng
Name: YU Suosheng Title: Chairman and Chief Executive Officer